INTEGRA LIFESCIENCES HOLDINGS CORPORATION

                             1999 STOCK OPTION PLAN

                   (AMENDED AND RESTATED AS OF JULY 26, 2005)

                                    SECTION 1

                                     Purpose

     This INTEGRA LIFESCIENCES HOLDINGS CORPORATION 1999 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby Integra LifeSciences Holdings Corporation (the "Company") may, through the grant of incentive stock options and non-qualified stock options (collectively, "Options") to purchase common stock of the Company, par value $0.01 per share ("Common Stock") to Key Employees and Associates (both as defined in Section 3 hereof), attract and retain such Key Employees and Associates and motivate them to exercise their best efforts on behalf of the Company, any Related Corporation (as defined below), or any affiliate of the Company or a Related Corporation.

     For purposes of the Plan, a "Related Corporation" shall mean either a "subsidiary corporation" of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), or the "parent corporation" of the Company, as defined in section 424(e) of the Code. Further, as used in the Plan (a) the term "ISO" shall mean an Option which qualifies as an incentive stock option within the meaning of section 422 of the Code; and (b) the term "NQSO" shall mean an Option which does not qualify as an incentive stock option.

                                    SECTION 2

                                 Administration

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements of section 162(m) of the Code). Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee may be delegated either by the Committee or the Board to a committee of the Board or any other Plan administrator, but only to the extent such delegation complies with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or as required by any other applicable rule or regulation.

     The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees and Associates (both as defined in Section 3 hereof) to be granted ISOs and/or NQSOs under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them. Except as otherwise required by the bylaws of the Company or by applicable law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                    SECTION 3

                                   Eligibility

     (a) In General. Key Employees and Associates shall be eligible to receive Options under the Plan. Key Employees and Associates who have been granted an Option under the Plan shall be referred to as "Optionees." More than one Option may be granted to an Optionee under the Plan.

     (b) Key Employees. "Key Employees" are officers, executives, and managerial and non-managerial employees of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation who are selected by the Committee to receive Options. Key Employees of the Company and/or a Related Corporation shall be eligible to receive ISOs and/or NQSOs. Key Employees of an affiliate shall be eligible to receive only NQSOs.

     (c) Associates. "Associates" are designated non-employee directors, consultants and other persons providing services to the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation. Associates shall be eligible to receive only NQSOs.

                                    SECTION 4

                                      Stock

     The maximum number of shares of Common Stock that may be issued under Options granted under the Plan shall be 2,000,000; provided, however, that no Key Employee shall receive Options for more than 1,000,000 shares of Common Stock over any one-year period. However, both limits in the preceding sentence shall be subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

     If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option; provided, however, that (a) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Key Employee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee.

                                    SECTION 5

                               Granting of Options

     From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees and Associates under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem, and further provided that Key Employees of an affiliate and Associates shall not be eligible to receive ISOs under the Plan. A member of the Committee shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of Delaware governing corporate self-dealing. The granting of an Option under the Plan shall not be deemed either to entitle the Key Employee or Associate to, or to disqualify the Key Employee or Associate from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Key Employee or Associate shall be granted an Option, the type of Option to be granted, and the number of shares to be covered by such Option, the Committee shall take into account the duties of the Key Employee or Associate, his or her present and potential contributions to the success of the Company, a Related Corporation, or an affiliate of the Company or a Related Corporation, the tax implications to the Company and the Key Employee or Associate of any Option granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

                                    SECTION 6

                                  Annual Limit

     (a) ISOs. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and incentive stock options under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the shares of Common Stock arrived at by a good faith determination of the Committee and shall be:

          (1) The quoted closing price on the last business day prior to the specified date, if there is a market for the Common Stock on a registered securities exchange or in an over-the-counter market;

          (2) The weighted average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date, if there are no sales on such day but there are such sales on dates within a reasonable period both before and after such date;

          (3) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

          (4) If (1) through (3) above are not applicable, such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

     Where the Fair Market Value of shares of Common Stock is determined under
(2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. ss. 20.2031-2(b)(1), or any successor thereto.

     (b) Options Over Annual Limit. If an Option intended as an ISO is granted to a Key Employee of the Company or a Related Corporation and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in Subsection (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

     (c) NQSOs. The annual limits set forth above for ISOs shall not apply to NQSOs.

                                    SECTION 7

                      Option Agreements - Other Provisions

     Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve. An Option Agreement shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute an NQSO. Each Optionee shall enter into, and be bound by, such Option Agreements, as soon as practicable after the grant of an Option.

     In connection with the grant of any Option, the associated Option Agreement may, in the discretion of the Committee, modify or vary any of the terms of this Plan, including, without limitation, the terms relating to the vesting and exercise of Options, both in general and upon termination of employment or service, disability, and death, the terms relating to the number of shares issuable upon the exercise of outstanding Options and the treatment of Options upon the occurrence of certain corporate transactions; provided, however, that any increase in the maximum number of shares which may be granted to an individual in a one-year period pursuant to the Plan shall require such shareholder approval as may be then required under the applicable rules and regulations under the Code, and that with respect to any grant of an Option which is intended to be an ISO the terms of the Plan, as in effect on the date hereof or subsequently amended, and not the terms of the applicable Option Agreement, shall control. In all other cases, in the event of any inconsistency or conflict between an Option Agreement approved by the Committee and this Plan, the terms of the Option Agreement shall control to the extent provided in the Option Agreement. No Option Agreement may be amended except in a writing executed by a duly authorized officer of the Company and the Optionee or his or her permitted successors and assigns.

                                    SECTION 8

                         Terms and Conditions of Options

     Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

     (a) Number of Shares. A statement of the number of shares to which the Option pertains.

     (b) Price. A statement of the Option price which shall be determined and fixed by the Committee in its discretion, but shall not be less than the higher of 100% (110% in the case of ISOs granted to more than 10% shareholders as discussed in Subsection (j) below) of the fair market value of the optioned shares of Common Stock, or the par value thereof, on the date the Option is granted.

     (c) Term.

          (1) ISOs. Subject to earlier termination as provided in Subsections
(e), (f) and (g) below and in Section 9 hereof, the term of each ISO shall be not more than ten years (five years in the case of more than 10% shareholders as discussed in Subsection (j) below) from the date of grant.

          (2) NQSOs. Subject to earlier termination as provided in Subsections
(e), (f) and (g) below and in Section 9 hereof, the term of each NQSO shall be not more than ten years from the date of grant.

     (d)   Exercise.

          (1) General. Options shall be exercisable in such installments and on such dates, not less than three months from the date of grant, as the Committee may specify, provided that:

               (A) in the case of new Options granted to an Optionee in replacement for options (whether granted under the Plan or otherwise) held by the Optionee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable, but not earlier than three months from the date of grant of the new Options; and

               (B) the Committee may accelerate the exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable.

     Any exercisable Option may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 2(B)(iv) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

          (2) Manner of Payment. The Option price shall be payable:

               (A) in cash or its equivalent;

               (B) in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise:

                    (i) in Common Stock previously acquired by the Optionee; provided that if such shares of Common Stock were acquired through the exercise of an incentive stock option and are used to pay the Option price of an ISO, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option and are used to pay the option price of an ISO, or if such shares of Common Stock were acquired through the exercise of an incentive stock option or non-qualified stock option and are used to pay the Option price of an NQSO, such shares have been held by the Optionee for a period of more than 12 months on the date of exercise;

                    (ii) in Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an ISO);

                    (iii) in the discretion of the Committee, in any combination of (A), (B)(i) and/or (B)(ii) above; or

                    (iv) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

      In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Stock surrendered in payment of such Option price.

     (e) Termination of Employment or Service. If an Optionee's employment by or service with the Company (and Related Corporations and affiliates) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, except that, subject to
Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service, and shall not be later than one year after the date of the Optionee's termination of employment or service.

     (f) Exercise upon Disability of Optionee. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment by or service with the Company (and Related Corporations and affiliates) and, prior to the expiration date fixed for his or her Option, his or her employment or service is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or
(ii) an accelerated termination date determined by the Committee, in its discretion, except that, subject to Section 9 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service by reason of disability, and shall not be later than one year after the date of the Optionee's termination of employment or service. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

     (g) Exercise upon Death of Optionee. If an Optionee shall die during his or her employment by or service with the Company (and Related Corporations and affiliates), and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service is terminated for any reason, shall die following his or her termination of employment or service but prior to the earliest of (i) the expiration date fixed for his or her Option, (ii) the expiration of the period determined under Subsections (e) and (f) above, or
(iii) in the case of an ISO, three months following termination of the Key Employee's employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion except that, subject to Section 9 hereof, such accelerated termination date shall not be later than one year after the date of death.

     (h) Non-Transferability. No ISO and, except to the extent provided in the related Option Agreement, no NQSO shall be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by him or her or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

     (i) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

     (j) Ten Percent Shareholder. If, after applying the attribution rules of
Section 424(d) of the Code, the Optionee owns more than 10% of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him or her, the Option price for the ISO shall be not less than 110% of the fair market value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this Subsection (j) shall not apply to NQSOs.

     (k) Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company, its shareholders, or the Optionee should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

     (l) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

     If the exercise of any Option is subject to the withholding requirements of applicable tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Optionee to satisfy the withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or if later, the date on which the Optionee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Committee may not withhold shares in excess of the number necessary to satisfy the minimum income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an incentive stock option are used to satisfy such withholding requirement, such shares of Common

Stock must have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option, such shares were acquired at least 12 months prior to the Determination Date.

                                    SECTION 9

                   Capital Adjustments; Corporate Transactions

     The number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Key Employee under the Plan, both as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

     In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an outstanding Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 8(d) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

     The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.

                                   SECTION 9A

                                Change in Control

     Notwithstanding any other provision of the Plan to the contrary, all outstanding Options shall become fully vested and exercisable upon a Change in Control of the Company. "Change in Control" shall mean any of the following events:

     (a) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as such term is used for purposes of section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of all the then outstanding Voting Securities, other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this Section 9A shall not be a Change in Control under this paragraph (a);

     (b) The individuals who, as of February 25, 1999, are members of the Company's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the shareholders, of any new director was approved by a vote of at least two-thirds of the members of the Board of Directors who constitute Incumbent Board members, such new directors shall for all purposes be considered as members of the Incumbent Board as of February 25, 1999; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

     (c) consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), unless immediately following such Business Combination:
(i) more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities; and (ii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

     (d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

     (e) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not own, directly or indirectly, immediately following such share exchange more than 50% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

                                   SECTION 10

                                  Acquisitions

     Notwithstanding any other provision of this Plan, Options may be granted hereunder in substitution for options held by directors, key employees, and associates of other corporations who are about to, or have, become Key Employees or Associates of the Company or a Related Corporation as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or a Related Corporation. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   SECTION 11

                 Amendment or Replacement of Outstanding Options

     The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or a different number of shares of Common Stock but having a per share purchase price not less than the greater of par value or 100% of the Fair Market Value of a share of Common Stock on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Optionee under the Plan of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

                                   SECTION 12

                     Amendment or Discontinuance of the Plan

     The Board from time to time may suspend or discontinue the Plan or, subject to such shareholder approval as may be then required under the applicable rules and regulations of the Code or rules of the exchange or market on which the Common Stock is listed, may amend it in any respect whatsoever. Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

                                   SECTION 13

                                     Rights

     Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

     Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company shall have the right, in its discretion, to retire an Optionee at any time pursuant to its retirement rules or otherwise to terminate his or her employment or service at any time for any reason whatsoever.

                                   SECTION 14

                     Indemnification of Board and Committee

     Without limiting any other rights of indemnification which they may have from the Company and any Related Corporation (and any affiliate), the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf.

                                   SECTION 15

                              Application of Funds

     Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company. Any Common Stock received in payment for shares upon exercise of an Option to purchase Common Stock shall become treasury stock.

                                   SECTION 16

                              Shareholder Approval

     This Plan shall become effective as of February 25, 1999 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the Company's shareholders within 12 months before or after said date, the Plan and all Options granted hereunder shall be null and void and no additional options shall be granted hereunder.

                                   SECTION 17

                        No Obligation to Exercise Option

     The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

                                   SECTION 18

                               Termination of Plan

     Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on February 24, 2009, which date is within ten years after the date the Plan was adopted by the Board (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section 18, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on February 24, 2009, which by their terms extend beyond such date.

                                   SECTION 19

                                  Governing Law

     With respect to any ISOs granted pursuant to the Plan and the Option Agreements thereunder, the Plan, such Option Agreements and any ISOs granted pursuant thereto shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the state of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, the Option Agreements and any Options granted thereunder.